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                                                                   EXHIBIT 10.13

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          AMENDMENT TO SOLICITATION                                                                        Amendment No.
                                                                                                                          4
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                                                                                  Page 1                   of      2
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                      1. Solicitation Amendment Pursuant To
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a.  Solicitation No.         b.  Date of  Solicitation  c.  Contract No.          d.  Begin Contract Term  e.  End Contract Term
       HQ-2001-12                       04-23-01                                             08-27-01                 08-27-06
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f.  For Mail Service         City & State                                         City & State
    in or Between                                     VARIOUS POINTS
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2.  Bidder/Offeror Name and Address (Print or Type)                               3. Issued By
                                                                                  Marilyn Davis
All Offerors                                                                      U S Postal Service
                                                                                  475 L'Enfant Plaza
                                                                                  Room 4900
                                                                                  Washington DC 20260-6210
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                                                                                  4.  Date Issued
                                                                                                        05-17-01
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5.  Description of Amendment Modification
Attached is a sample spreadsheet that may be helpful to the offerors in formulating their proposals. The numbers that are contained are based on averages and not specific, but it will provide a sampling of the scope of work.

Attached are questions submitted to this office and answers. This is provided for information and clarification only.

The solicitation is amended as follows:

       1.     The frequency is changed to: "Service will be daily except Mondays, New Year's Day, Memorial Day, Fourth of July,
              Labor Day, Thanksgiving, Christmas Day."
              Annual operation will total 307.07 days per year.

       2.     Section F.7a: "The following cost elements will be adjusted using economic indicators available and published by the
              Bureau of Labor Statistics (BLS), Producer Price Index (PPI) as described within this clause:
                     1.     All direct costs, such as direct material, and management labor (excluding all direct labor that is covered by the Service Contract Act).
                     2.     General and Administration (indirect costs) will be adjusted accordingly.

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.

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6.  The above numbered solicitation is amended as set forth in Block 5.
     Note: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods by:
           a.   Signing and returning one copy of the amendment;
           b.   Acknowledging receipt of this amendment on each copy of the bid/proposal submitted; or
           c.   Submitting separate letter or telegram which includes a reference to the solicitation and amendment numbers.

     FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED
     FOR RECEIPT OF BIDS/PROPOSALS MAY RESULT IN REJECTION OF YOUR BID/PROPOSAL.

     If, by virtue of this amendment, you desire to change a bid/proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

[_] If this box is checked, the date and time specified for receipt of the bid/proposal is extended to: 4:00 P.M. __________________
                                                                                                                  Date          Time


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                         7. Bidder/Offeror                                                  8. U.S. Postal Service
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The receipt of this Amendment to Solicitation is hereby             The U.S. Postal Service has hereby issued this Amendment to
acknowledge:                                                        Solicitation

    /s/ Brian T. Bauer                         5/22/01                      /signed/                                   05/17/01
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     (Signature of Bidder/offeror)             (Date)                    (Signature of Contracting Officer)             (Date)

    Brian T. Bauer/President                                        Marilyn Davis
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     (Name and Title of bidder/offeror)                                  (Title of Contracting Officer)

                                                                    Purchasing Specialist
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PS FORM 7330, October 1994
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    3.    Section M.a: "Proposal specific and supplier specific performance evaluation factors will be considered somewhat more important than cost/price factors."

    4.    Package 2 Change FLL to MIA
          Attachment A, "Delivery Locations for Dayturn Network - Priority Mail", Package 2, AMC Miami FL change airstop from FLL to MIA (See Special Note), Change Originating Volume to 78, 122, Change Destinating Volume to 113, 592.

          Attachment B, "Ground Handler Specifications", Change AMC Miami FL airstop from FLL to MIA. Change Originating Volume to 78, 122, Change Destinating Volume to 113, 592.

          Special Note:

          All Originating Mail will be tendered at MIA.
          Destinating Mail will be split between MIA and FLL. The THS will be responsible for the transportation and seperations of the all MIA mail arriving at FLL. The THS will also be responsible for transportation to and from the Miami PMPC All Destinating Mail will be delivered at the MIA PMPC.
          Total Destinating volume is 113,592 lbs. Approximately 89,000 lbs will arrive at MIA and 24,000 lbs will arrive at FLL.
          A facility is not required at FLL, as the primary operation will be at MIA.

          Attachment D, "Delivery Locations & Container Allocation for Daytime Network - Priority Mail", Change AMC Miami FL airstop from FLL to MIA. Change Originating Volume to 78, 122.

          Attachment E, "Delivery Locations & Container Allocation for Daytime Network - Priority Mail", Change AMC Miami FL airstop from FLL to MIA. Change Destinating Volume to 113, 592.

          Attachment E, "Delivery Locations & Container Allocation for Daytime Network - Priority Mail", Change AMC Orlando FL "Aircraft Arrival Time" from 15:30 to 19:34, Change "All Mail Delivered to Ground Handler" from 16:30 to 20:34, Change "Ground Handler Delivers Mail AMC/AMF/Truck"time from 17:30 to 21:34.

          Attachment D, "Delivery Locations & Container Allocation for Daytime Network - Priority Mail", Change AMC Orlando FL airstop from TPA to MCO.